Exhibit 3

REGISTERED                                                     REGISTERED

NUMBER
R
                          PHILLIPS PETROLEUM COMPANY
                        6.375% NOTE DUE MARCH 30, 2009

                                                                $
                                                        CUSIP 718507 BJ 4
                                      SEE REVERSE FOR CERTAIN DEFINITIONS




Phillips Petroleum Company, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Company"), for value received, hereby promises to pay to


|------------------------------------------------------------------------|
|     6.375%                                                  6.375%     |
|    NOTE DUE                                                NOTE DUE    |
| March 30, 2009                                          March 30, 2009 |
|                                                                        |
|                                                                        |
| or registered assigns,                                                 |
| the principal sum of                                                   |
|                                                                        |
|------------------------------------------------------------------------|

at the office or agency of the Company in the Borough of Manhattan, The City of New York, or Chicago, Illinois on March 30, 2009 in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on March 30 and September 30 of each year, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from the March 30 or September 30, as the case may be, next preceding the date of this Note to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Note, or unless no interest has been paid or duly provided for on the Notes since the original issue date (as defined in the Indenture referred to on the reverse hereof) of this Note, in which case from such original issue date, until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after March 15 or September 15, as the case may be, and before the following March 30 or September 30, this Note shall bear interest from such March 30 or September 30; provided, however, that if the Company shall default in the payment of interest due on such March 30 or September 30, then this Note shall bear interest from the next preceding March 30 or September 30 to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for on the Notes since the original issue date (as defined in such Indenture) of this Note, from the original issue date hereof. The interest so payable on any March 30 or September 30 will, subject to certain exceptions provided in such Indenture, be paid to the person in whose name this Note is registered at the close of business on the March 15 or September 15, as the case may be, preceding such March 30 or September 30, whether or not such March 15 or September 15 is a business day, and may, at the option of the Company, be paid by check mailed to the registered address of such person.
  Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.
  This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee under such Indenture.

    In Witness Whereof, Phillips Petroleum Company has caused this instrument to be executed in its corporate name by the facsimile signatures of its Chairman of the Board of Directors, President or one of its Vice Presidents and its Treasurer or one of its Assistant Treasurers and impressed or imprinted with its corporate seal or a facsimile thereof.

Dated:                                        Phillips Petroleum Company


      CERTIFICATE OF AUTHENTICATION
     This is one of the Securities of the          By
series designated therein referred to in
the within-mentioned Indenture.
   U.S BANK TRUST NATIONAL ASSOCIATION
                      as Trustee,        /s/ John A. Carrig
By                                           Vice President and Treasurer

                 Authorized Officer      /s/ W.W. Allen
                                             Chairman of the Board of
                                             Directors


                        PHILLIPS PETROLEUM COMPANY
                                DELAWARE
                                  1917

                      PHILLIPS PETROLEUM COMPANY
                    6.375% NOTE DUE MARCH 30, 2009

    This Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Company (hereinafter called the "Securities") of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of September 15, 1990, as supplemented by Supplemental Indenture No. 1 dated as of May 23, 1991 (as so supplemented hereinafter referred to as the "Indenture"), duly executed and delivered by the Company to U.S. Bank Trust National Association, formerly First Trust National Association, as successor to Continental Bank, National Association, Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may as between different series and within a given series mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any), may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided. This Note is one of a series designated as the 6.375% Notes Due March 30, 2009 of the Company, limited in aggregate principal amount to $300,000,000.
    In case an Event of Default with respect to the 6.375% Notes Due
March 30, 2009, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.
    The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than 66 2/3% in aggregate principal amount of the Securities at the time outstanding of all series to be affected (voting as a class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Securities of each such series to be affected; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Security, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or any premium thereon, or reduce any amount payable on redemption thereof, or make the principal thereof or any interest or premium thereon payable in any coin or currency other than that hereinbefore provided, or impair or affect the right of any Securityholder to institute suit for payment thereof or the right of repayment, if any, at the option of the holder, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon acceleration of the maturity thereof or the amount provable in bankruptcy, without the consent of the holder of each Security so affected, or (ii) reduce the aforesaid principal amount of Securities of all series to be affected, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of each Security affected. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration accelerating the maturity of such Securities, the holders of a majority in aggregate principal amount of the Securities of such series at the time outstanding (or, in the case of certain defaults or Events of Default, all the Securities) may on behalf of the holders of all of the Securities of such series (or all the Securities, as the case may be) waive any such past default or Event of Default under the Indenture and its consequences except a default in the payment of principal of, premium, if any, or interest, if any, on any of the Securities or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the holder of each Security affected. Any such consent or waiver by the holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and any Notes which may be issued in exchange or transfer hereof or in substitution herefor, irrespective of whether or not any notation thereof is made upon this Notes or such other Notes.
    No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the place, at the respective times, at the rate and in the coin or currency herein prescribed.
    The Notes are issuable in registered form without coupons in denominations of $1,000 and any multiple of $1,000. In the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Company for such exchange in the Borough of Manhattan, The City of New York or at such other location or locations as may be provided for pursuant to the Indenture.
    The Notes will be redeemable, in whole or in part, at the option of the Company at any time or from time to time at a redemption price equal to the greater of (i) 100 percent of the principal amount of the Notes to be redeemed, and (ii) as determined by the Quotation Agent (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined below) plus 15 basis points plus, in the case of each of clause (i) and (ii), accrued interest thereon to the date of redemption.

    "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

    "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

    "Comparable Treasury Price" means, with respect to any redemption date,
(i) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

    "Quotation Agent" means the Reference Treasury Dealer appointed by the Company.

    "Reference Treasury Dealer" means (i) each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities Inc., Goldman, Sach & Co. and J.P. Morgan Securities Inc. and their respective successors; provided, however, that if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Company.

    "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

    Notice of any redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each holder of the Notes to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption.

    Upon due presentment for registration of transfer of this Note at the office or agency of the Company for such registration in the Borough of Manhattan, The City of New York, or any other location or locations as may be provided for pursuant to the Indenture, a new Note or Notes of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

    The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of or on account of the principal hereof and, subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Company nor the Trustee nor any such agent shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, effectually satisfy and discharge liability for moneys payable on this Note.

    No recourse for the payment of the principal of, or premium, if any, or interest on this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

    All terms used in this Note which are defined in the Indenture shall have the respective meanings ascribed to them therein.

    This Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of that State.

                      -----------------------------

                            ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN  - as joint tenants with right
          of survivorship and not as tenants
          in common

                                UNIF GIFT MIN ACT-       Custodian
                                                  -------         -------
                                                   (Cust)         (Minor)

                                             under Uniform Gifts to Minors
                                             Act
                                                --------------------------
                                                          (State)


  Additional abbreviations may also be used though not in the above list.

                      -----------------------------


       FOR VALUE RECEIVED, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

---------------------------------------------------------------------------
---------------------------------------------------------------------------
---------------------------------------------------------------------------
---------------------------------------------------------------------------
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the within Note and all rights thereunder, hereby irrevocably constituting and appointing

------------------------------------------------------------------ Attorney
to transfer said Note on the books of the Company with full power of substitution in the premises.

Dated
     -------------------------------

                                         ----------------------------------


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

REGISTERED                                                     REGISTERED

NUMBER
R
                          PHILLIPS PETROLEUM COMPANY
                       7% DEBENTURE DUE MARCH 30, 2029

                                                                $
                                                        CUSIP 718507 BK 1
                                      SEE REVERSE FOR CERTAIN DEFINITIONS




Phillips Petroleum Company, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Company"), for value received, hereby promises to pay to


|------------------------------------------------------------------------|
|      7%                                                       7%       |
| DEBENTURE DUE                                           DEBENTURE DUE  |
| March 30, 2029                                          March 30, 2029 |
|                                                                        |
|                                                                        |
| or registered assigns,                                                 |
| the principal sum of                                                   |
|                                                                        |
|------------------------------------------------------------------------|

at the office or agency of the Company in the Borough of Manhattan, The City of New York, or Chicago, Illinois on March 30, 2029 in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on March 30 and September 30 of each year, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Debenture, from the March 30 or September 30, as the case may be, next preceding the date of this Debenture to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Debenture, or unless no interest has been paid or duly provided for on the Debentures since the original issue date (as defined in the Indenture referred to on the reverse hereof) of this Debenture, in which case from such original issue date, until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after March 15 or September 15, as the case may be, and before the following March 30 or September 30, this Debenture shall bear interest from such March 30 or September 30; provided, however, that if the Company shall default in the payment of interest due on such March 30 or September 30, then this Debenture shall bear interest from the next preceding March 30 or September 30 to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for on the Debentures since the original issue date (as defined in such Indenture) of this Debenture, from the original issue date hereof.
The interest so payable on any March 30 or September 30 will, subject to certain exceptions provided in such Indenture, be paid to the person in whose name this Debenture is registered at the close of business on the March 15 or September 15, as the case may be, preceding such March 30 or September 30, whether or not such March 15 or September 15 is a business day, and may, at the option of the Company, be paid by check mailed to the registered address of such person.
  Reference is made to the further provisions of this Debenture set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.
  This Debenture shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee under such Indenture.

    In Witness Whereof, Phillips Petroleum Company has caused this instrument to be executed in its corporate name by the facsimile signatures of its Chairman of the Board of Directors, President or one of its Vice Presidents and its Treasurer or one of its Assistant Treasurers and impressed or imprinted with its corporate seal or a facsimile thereof.

Dated:                                        Phillips Petroleum Company


      CERTIFICATE OF AUTHENTICATION
     This is one of the Securities of the          By
series designated therein referred to in
the within-mentioned Indenture.
   U.S BANK TRUST NATIONAL ASSOCIATION
                      as Trustee,        /s/ John A. Carrig
By                                           Vice President and Treasurer

                 Authorized Officer      /s/ W.W. Allen
                                             Chairman of the Board of
                                             Directors


                        PHILLIPS PETROLEUM COMPANY
                                DELAWARE
                                  1917

                      PHILLIPS PETROLEUM COMPANY
                   7% DEBENTURE DUE MARCH 30, 2029

    This Debenture is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Company (hereinafter called the "Securities") of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of September 15, 1990, as supplemented by Supplemental Indenture No. 1 dated as of May 23, 1991 (as so supplemented hereinafter referred to as the "Indenture"), duly executed and delivered by the Company to U.S. Bank Trust National Association, formerly First Trust National Association, as successor to Continental Bank, National Association, Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may as between different series and within a given series mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any), may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided. This Debenture is one of a series designated as the 7% Debentures Due March 30, 2029 of the Company, limited in aggregate principal amount to $200,000,000.
    In case an Event of Default with respect to the 7% Debentures Due
March 30, 2029, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.
    The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than 66 2/3% in aggregate principal amount of the Securities at the time outstanding of all series to be affected (voting as a class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Securities of each such series to be affected; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Security, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or any premium thereon, or reduce any amount payable on redemption thereof, or make the principal thereof or any interest or premium thereon payable in any coin or currency other than that hereinbefore provided, or impair or affect the right of any Securityholder to institute suit for payment thereof or the right of repayment, if any, at the option of the holder, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon acceleration of the maturity thereof or the amount provable in bankruptcy, without the consent of the holder of each Security so affected, or (ii) reduce the aforesaid principal amount of Securities of all series to be affected, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of each Security affected. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration accelerating the maturity of such Securities, the holders of a majority in aggregate principal amount of the Securities of such series at the time outstanding (or, in the case of certain defaults or Events of Default, all the Securities) may on behalf of the holders of all of the Securities of such series (or all the Securities, as the case may be) waive any such past default or Event of Default under the Indenture and its consequences except a default in the payment of principal of, premium, if any, or interest, if any, on any of the Securities or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the holder of each Security affected. Any such consent or waiver by the holder of this Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Debenture and any Debentures which may be issued in exchange or transfer hereof or in substitution herefor, irrespective of whether or not any notation thereof is made upon this Debenture or such other Debentures.
    No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Debenture at the place, at the respective times, at the rate and in the coin or currency herein prescribed.
    The Debentures are issuable in registered form without coupons in denominations of $1,000 and any multiple of $1,000. In the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, Debentures may be exchanged for a like aggregate principal amount of Debentures of other authorized denominations at the office or agency of the Company for such exchange in the Borough of Manhattan, The City of New York or at such other location or locations as may be provided for pursuant to the Indenture.
    The Debentures will be redeemable, in whole or in part, at the option of the Company at any time or from time to time at a redemption price equal to the greater of (i) 100% of the principal amount of the Debentures to be redeemed, and (ii) as determined by the Quotation Agent (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined below) plus 25 basis points plus, in the case of each of clause (i) and (ii), accrued interest thereon to the date of redemption.

    "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

    "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Debentures to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Debentures.

    "Comparable Treasury Price" means, with respect to any redemption date,
(i) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

    "Quotation Agent" means the Reference Treasury Dealer appointed by the Company.

    "Reference Treasury Dealer" means (i) each of Merrill Lnych, Pierce, Penner & Smith Incorporated, Chase Securities Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc. and their respective successors; provided, however, that if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Company.

    "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

    Notice of any redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each holder of the Debentures to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Debentures or portions thereof called for redemption.

    Upon due presentment for registration of transfer of this Debenture at the office or agency of the Company for such registration in the Borough of Manhattan, The City of New York, or any other location or locations as may be provided for pursuant to the Indenture, a new Debenture or Debentures of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

    The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the registered holder hereof as the absolute owner of this Debenture (whether or not this Debenture shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of or on account of the principal hereof and, subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Company nor the Trustee nor any such agent shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, effectually satisfy and discharge liability for moneys payable on this Debenture.

    No recourse for the payment of the principal of, or premium, if any, or interest on this Debenture, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Debenture, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

    All terms used in this Debenture which are defined in the Indenture shall have the respective meanings ascribed to them therein.

    This Debenture shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of that State.

                      -----------------------------

                            ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN  - as joint tenants with right
          of survivorship and not as tenants
          in common

                                UNIF GIFT MIN ACT-       Custodian
                                                  -------         -------
                                                   (Cust)         (Minor)

                                             under Uniform Gifts to Minors
                                             Act
                                                --------------------------
                                                          (State)


  Additional abbreviations may also be used though not in the above list.

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       FOR VALUE RECEIVED, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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the within Debenture and all rights thereunder, hereby irrevocably constituting and appointing

------------------------------------------------------------------ Attorney
to transfer said Debenture on the books of the Company with full power of substitution in the premises.

Dated
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NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.